UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Two Harbors Investment Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 2, 2014

Dear Fellow Stockholders:

On behalf of the Board of Directors of Two Harbors Investment Corp., it is my pleasure to invite you to the 2014 Annual Meeting of Stockholders of Two Harbors Investment Corp., a Maryland corporation, which will be held at The Pierre Hotel, 2 East 61st Street, New York, New York 10065, on Tuesday, May 20, 2014, at 11:00 a.m. Eastern Daylight Time (the “Annual Meeting”).

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding admission to the Annual Meeting. Again this year, we will be using the “Notice and Access” method of furnishing proxy materials to you over the Internet. We believe that this process will provide you with a convenient and quick way to access our proxy materials and vote your shares, while allowing us to reduce the environmental impact of our Annual Meeting and the costs of printing and distributing the proxy materials. On or about April 2, 2014, we will commence mailing to our stockholders a Notice of Internet Availability of Proxy Materials, which contains information regarding access to our proxy materials and voting information. We will not be mailing the notice to our stockholders who previously elected to receive paper copies of our proxy materials, but rather will mail those stockholders a full set of our proxy materials.

It is important that your shares be represented at our Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person.  Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice of Internet Availability of Proxy Materials you receive for our Annual Meeting.

Thank you for your continued support of Two Harbors Investment Corp. We hope that you will be able to attend our Annual Meeting and look forward to seeing you.

Sincerely,

Thomas E. Siering

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, May 20, 2014, at 11:00 a.m. Eastern Daylight Time

Place:	The Pierre Hotel, 2 East 61st Street, New York, New York 10065

Items of Business:	(1)	To elect nine directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualified;

	(2)	To hold an advisory vote relating to the compensation of our executive officers;

	(3)	To consider and vote upon the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2014; and

	(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:	You may vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 25, 2014.

Proxy Materials:

On or about April 2, 2014, we expect to commence mailing of a Notice of Internet Availability of Proxy Materials, which contains information regarding access to our proxy materials and voting information. Our Proxy Statement and 2013 Annual Report are available at www.proxyvote.com. Whether or not you plan to attend the Annual Meeting, please vote your shares by proxy to ensure they are represented at the Annual Meeting.

Admission Policy:

Only stockholders who own shares of our common stock as of the record date may attend the Annual Meeting. We encourage you to register to attend in advance of the Annual Meeting by contacting our Investor Relations Department at (612) 629-2500 or by emailing investors@twoharborsinvestment.com.  Attendance at the Annual Meeting will be limited to stockholders presenting valid government-issued photo identification and proof of stock ownership as of the record date.

If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, you are considered the stockholder of record. If you are a stockholder of record, you must present valid government-issued photo identification and proof of ownership, which may include a copy of your account statement from our transfer agent or a copy of your stock certificate.

If your shares are held in a stock brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you are a beneficial owner, you must present valid government-issued photo identification and proof of share ownership by providing a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares.

BY ORDER OF THE BOARD OF DIRECTORS,

Rebecca B. Sandberg
General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2014:

Our Proxy Statement and 2013 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, are available at www.proxyvote.com

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TWO HARBORS INVESTMENT CORP.

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 20, 2014

11:00 a.m. Eastern Daylight Time

The Board of Directors of Two Harbors Investment Corp., a Maryland corporation, is using this proxy statement to solicit your proxy for use at our Annual Meeting of Stockholders to be held on Tuesday, May 20, 2014 at 11:00 a.m. Eastern Daylight Time, and any adjournment or postponement of the meeting (the “Annual Meeting”).  References in this proxy statement to “Two Harbors,” “company,” “we,” “us,” “our” and similar terms refer to Two Harbors Investment Corp.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to be held on May 20, 2014

This proxy statement and our 2013 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, are available at www.proxyvote.com.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our stockholders of record as of the close of business on March 25, 2014.  All stockholders will be able to access our proxy materials on the website referred to in the Notice of Availability (www.proxyvote.com) or request to receive a printed set of our proxy materials.  Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice of Availability.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following matters.

(1)         To elect nine directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualified;

(2)         To hold an advisory vote relating to the compensation of our executive officers;

(3)         To consider and vote upon the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2014; and

(4)         To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has fixed the close of business on March 25, 2014 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 366,046,045 shares of our common stock outstanding. Only stockholders as of the record date are entitled to vote at the Annual Meeting.

A stockholder list will be available at our principal executive office beginning May 9, 2014 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose pertaining to the Annual Meeting. Our principal executive office is located at 590 Madison Avenue, 36th Floor, New York, New York 10022.

What are my voting rights?

You are entitled to one vote for each share of our common stock held by you on the record date on all matters presented at the Annual Meeting or any adjournment or postponement thereof.  There is no cumulative voting.

How many shares must be present to hold the Annual Meeting?

The presence, in person or by proxy, of the holders of shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.  Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Annual Meeting.  Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes.

What is a proxy?

It is your designation of another person to vote shares of our common stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxies for our Annual Meeting. These executive officers are Thomas E. Siering, our Chief Executive Officer, and Rebecca B. Sandberg, our General Counsel and Secretary.

What is a proxy statement?

It is a document that we are required to make available to you by Internet or, if you request, by mail in accordance with regulations of the SEC, when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by regulations of the SEC and rules of the New York Stock Exchange, or NYSE.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.”  As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and you are also invited to attend the Annual Meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record and must instead instruct the broker, bank, trustee or other nominee how to vote their shares using the method described below under “How can I vote prior to the Annual Meeting?”

Why did I receive a notice instead of a full set of proxy materials?

As permitted by SEC rules, we have elected to provide access to our proxy materials over the Internet, which reduces our costs and the environmental impact of our Annual Meeting. Accordingly, we mailed a Notice of Availability to our stockholders of record and beneficial owners who have not previously requested a printed set of proxy materials. The Notice of Availability contains instructions on how to access our proxy materials and vote online, as well as instructions on how to request a printed set of proxy materials.

Why did I receive more than one notice or printed set of proxy materials?

If you receive more than one Notice of Availability or printed set of proxy materials, it likely means that you hold shares of our common stock in more than one account.  To ensure that all of your shares are voted, you should vote once for each control number you receive, as described below under “How can I vote prior to the Annual Meeting?”

How can I obtain a paper copy or an electronic copy of the proxy materials?

To obtain a paper copy or an electronic copy of the proxy materials, you will need your control number, which was provided to you in the Notice of Availability or the proxy card included in your printed set of proxy materials. Once you have your control number, you may request a paper copy or an electronic copy of our proxy materials using any of the following methods: (i) visit www.proxyvote.com and enter your control number when prompted; (ii) call 1-800-579-1639 and enter your control number when prompted; or (iii) send an email requesting electronic delivery of the materials to sendmaterial@proxyvote.com.

How can I vote prior to the Annual Meeting?

Stockholders of Record.  If you are a stockholder of record, you may vote your shares or submit a proxy to be voted at the Annual Meeting by one of the following methods:

•                  By Internet - You may authorize your proxy online via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice of Availability or proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 19, 2014. To vote by Internet, you will need to use the control number listed on your Notice of Availability or proxy card, which was provided to you by our vote tabulator, Broadridge Financial Solutions; then follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

•                  By Telephone - You may authorize your proxy by touch-tone telephone by calling 1-800-690-6903. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 19, 2014. To vote by telephone, you will need to use the control number listed on the Notice of Availability or proxy card, which was provided to you by our vote tabulator, Broadridge Financial Solutions; then follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

•                  By Mail - If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.

Beneficial Owners.  If your shares are held in a stock brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for stockholders of record.  Other than the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014, the rules do not permit your broker, bank, trustee or other nominee to vote your shares of stock on any proposal unless you provide them with instructions on how to vote your shares of common stock. You should instruct your broker, bank, trustee or other nominee how to vote your shares of stock by following the directions provided by your broker or nominee.  However, if you request the proxy materials by mail after receiving a Notice of Availability from your broker, bank, trustee or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a beneficial owner, you may vote your shares in person at the Annual Meeting only if you obtain and bring to the Annual Meeting a signed letter or other form of proxy from your broker, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.

What vote is required to approve each proposal to be voted on at the Annual Meeting?

•                  Proposal 1 — Each of the nine director nominees who receive a majority of all votes cast for a director nominee at the Annual Meeting, in person or by proxy, will be elected.  See “Corporate Governance and Board of Directors — Majority Voting for Directors and Director Resignation Policy.”

•                  Proposal 2 — The affirmative vote of a majority of all votes cast at the Annual Meeting, in person or by proxy, is required to approve the advisory vote on compensation of our executive officers.

•                  Proposal 3 — The affirmative vote of a majority of all votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of our independent registered public accounting firm.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote:

•                  Proposal 1 — FOR all of the nominees for director;

•                  Proposal 2 — FOR the advisory vote relating to the compensation of our executive officers; and

•                  Proposal 3 — FOR the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

What if I do not specify how I want my shares voted?

If you are a stockholder of record and submit a signed proxy card, but do not specify how you want to vote your shares on a particular proposal, your shares will be voted as follows:

•                  Proposal 1 — FOR all of the nominees for director;

•                  Proposal 2 — FOR the advisory vote relating to the of compensation of our executive officers; and

•                  Proposal 3 — FOR the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

Your vote is important. We urge you to vote, or to instruct your broker, bank, trustee or other nominee how to vote, on all matters before the Annual Meeting.  If you are a beneficial owner and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares will be considered to be “uninstructed.” NYSE rules determine the circumstances under which member brokers of the NYSE may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are beneficial owners. Other than the ratification of the appointment of Ernst & Young LLP as our independent public accounting firm for the year ending December 31, 2014, the rules do not permit member brokers to exercise voting discretion as to the uninstructed shares on any matter to be voted on at our Annual Meeting.  With respect to the ratification of the selection of Ernst & Young LLP as our independent public accountant for our fiscal year ending December 31, 2014, the rules permit member brokers to exercise voting discretion as to the uninstructed shares.  For matters with respect to which the broker, bank, trustee or other nominee does not have voting discretion or has, but does not exercise, voting discretion, the uninstructed shares will be referred to as a “broker non-vote.” For more information regarding the effect of broker non-votes on the outcome of the vote, please see “What is the effect abstentions and broker non-votes?”

What is the effect of abstentions and broker non-votes?

An abstention occurs when a stockholder of record abstains from voting or does not vote on a proposal.  A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is one other than ratification of the appointment of our independent public accounting firm. For more information regarding discretionary voting, please see “What if I do not specify how I want my shares voted?”

For purposes of approving Proposals 1, 2 and 3, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote on such proposals, although they will be considered present for the purpose of determining the presence of a quorum.

Can I change my vote after submitting my proxy?

You may change your vote at any time before the proxy is exercised. For stockholders of record, if you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting in person by ballot at the Annual Meeting or by giving written notice of such revocation to the Secretary.  If you voted by Internet or telephone, you may also change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by voting in person by ballot at the Annual Meeting. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless (i) you give proper written notice of revocation to the Secretary before the proxy is exercised; or (ii) you vote by ballot at the Annual Meeting.

Notices of revocation of proxies should be sent to Two Harbors Investment Corp., Attention: Rebecca B. Sandberg, General Counsel and Secretary, 590 Madison Avenue, 36th Floor, New York, New York 10022.

Who will count the votes?

Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes and will act as our inspector of election for the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, May 20, 2014 at The Pierre Hotel, 2 East 61st Street, New York, New York 10065. Only stockholders who own shares of our common stock as of the record date may attend the Annual Meeting.  We encourage you to register to attend in advance of the Annual Meeting by contacting our Investor Relations Department at (612) 629-2500 or by emailing investors@twoharborsinvestment.com. Attendance at the Annual Meeting will be limited to persons presenting valid government-issued photo identification and proof of stock ownership as of the record date, March 25, 2014.  No cameras, recording devices or large packages will be permitted in the meeting room.  For information to help determine whether you are a stockholder of record or a beneficial owner, please see “What is the difference between a stockholder of record and a beneficial owner?”

Stockholders of Record.  If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, you will need to present the following to gain admission to the Annual Meeting:

•                  valid government-issued photo identification; and

•                  proof of ownership as of the record date, which may include a copy of your account statement from our transfer agent or a copy of your stock certificate.

Beneficial Owners.  If you are a beneficial owner of shares held in street name by a broker, bank, trustee or other nominee, you will need to present the following to gain admission to the Annual Meeting:

•                  valid government-issued photo identification; and

•                  proof of share ownership as of the record date, by providing a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares.

What is householding?

We may send a single Notice of Availability, as well as other stockholder communications, to any household at which two or more stockholders reside unless we receive other instruction from you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Availability is being householded and you wish to receive multiple copies of the Notice of Availability, or if you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this practice for future mailings, you may contact:

Broadridge Financial Solutions, Inc.

Householding Department

51 Mercedes Way

Edgewood, New York 11717

1-800-542-1061

If you participate in householding and would like to receive a separate copy of our 2013 Annual Report, Notice of Availability or proxy statement, please contact Broadridge in the manner described in above. Broadridge will deliver the requested documents to you promptly upon receipt of your request.

Who pays for the cost of proxy preparation and solicitation?

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock.  We will reimburse these third parties for reasonable out-of-pocket expenses.  In addition to solicitation by mail, our directors and officers may solicit proxies by telephone, electronic transmission and personally.  Our directors and officers will not receive any special compensation for such services. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, for an estimated fee of $8,500, plus out of pocket expenses, to assist us in soliciting proxies.

Who can help answer my questions?

If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our Investor Relations department at our principal executive office:

Two Harbors Investment Corp.

590 Madison Avenue, 36th Floor

New York, New York 10022

Phone (612) 629-2500

Facsimile: (612) 629-2501

Email: investors@twoharborsinvestment.com

Attention: Investor Relations

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

Pursuant to our Charter and Bylaws, our directors are elected by stockholders each year at our Annual Meeting to serve terms expiring at the next annual meeting.  Our Charter and Bylaws provide that our Board of Directors may be comprised of no less than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by our Board of Directors.  The Board of Directors has set the size of our Board at nine. Currently, our Board of Directors is comprised of eight directors, with one vacancy, which we intend to fill through this election.

Director Nominations

Action will be taken at the Annual Meeting for the election of nine directors, each to hold office until our annual meeting of stockholders to be held in 2015 or until his or her successor is duly elected and qualified.

Information concerning each of the nine director nominees standing for election to our Board of Directors at the Annual Meeting is set forth below.  Each of the nominees has been recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors.  It is expected that each of the director nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees.

We believe that each of the director nominees displays personal and professional integrity; satisfactory levels of education and/or business experience; business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its Committees; a fit of skills and personality with those of our other directors that helps build a board that is effective and responsive to the needs of our company; strategic thinking and a willingness to express ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of our stockholders. The information presented below regarding each director nominee also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that he or she should be nominated to stand for election to serve as a director.

Director Nominees

Name	Age	Background Information

E. Spencer Abraham	61

E. Spencer Abraham is a director nominee. Since 2011, Secretary Abraham has served as the Chairman and Chief Executive Officer of The Abraham Group LLC, an international strategic consulting firm based in Washington, D.C. He is also the Chairman and Chief Executive Officer of Abraham & Roetzel LLC, a bipartisan government affairs and issues management firm. He represented the State of Michigan in the United States Senate prior to President George W. Bush selecting him as the tenth Secretary of Energy. During his tenure at the Energy Department from 2001 through January 2005, he developed policies and regulations to ensure the nation’s energy security, was responsible for the U.S. Strategic Petroleum Reserve, oversaw domestic oil and gas development policy, and developed relationships with international governments, including members of the Organization of the Petroleum Exporting Countries. Secretary Abraham serves as a director of Occidental Petroleum Corporation (NYSE: OXY), where he is a member of its management success and talent development, corporate governance, nominating and social responsibility, environmental, health and safety, and executive compensation committees; PBF Energy Inc. (NYSE: PBF), where he is a member of its compensation and nominating and corporate governance committees; and NRG Energy, Inc. (NYSE: NRG), where he is a member of its compensation and nuclear oversight committees. Secretary Abraham serves as the chairman of the Advisory Boards of Lynx Global Realty Asset Fund Onshore LLC and Uranium Energy Corp. He previously served as a director of GenOn Energy, Inc. and as a director and member of the nominating and corporate governance and compensation committees of ICx Technologies. Secretary Abraham is an Advisory Board member of the

Name	Age	Background Information

Churchill Center. He holds a J.D. from Harvard Law School. Secretary Abraham was recommended to our company by a director search firm, to whom our company paid a fee to assist us with identifying qualified director candidates. We believe Secretary Abraham is qualified to serve as a director of the company because of his extensive public company board experience.

James J. Bender	57

James J. Bender has served as a director of our company since May 2013. He has served as the President and Chief Executive Officer of WPX Energy, Inc. (NYSE: WPX) since December 2013. Mr. Bender has also served on the board of directors of WPX Energy, Inc. since December 2013. Previously, Mr. Bender served as Senior Vice President and General Counsel of WPX Energy, Inc. and served in that role from April 2011 to December 2013. From 2002 to 2011, he served as General Counsel and Corporate Secretary of The Williams Companies Inc. and General Counsel of Williams Partners GP LLC, the general partner of Williams Partners, since September 2005. Mr. Bender served as the General Counsel of the general partner of Williams Pipeline Partners L.P., from 2007 until its merger with Williams Partners in August 2010. From June 2000 to June 2002, Mr. Bender was Senior Vice President and General Counsel of NRG Energy, Inc., and was its Vice President, General Counsel, and Secretary from June 1997 to June 2000. Prior to joining NRG Energy, Mr. Bender served in a variety of other legal roles, including as a partner at Maslon Edelman Borman & Brand in Minneapolis, Minnesota and an associate at Gibson, Dunn & Crutcher. Mr. Bender serves on the board of directors of the Tulsa Area United Way and is a member of the board of trustees of the Philbrook Museum of Art, the board of directors of the KIPP School Tulsa, and the board of visitors of the Sustainable Energy and Resources Law Program at the University of Tulsa College of Law. Mr. Bender received a Bachelor’s degree in mathematics from St. Olaf College and a Juris Doctorate degree from the University of Minnesota Law School. We believe Mr. Bender is qualified to serve as a director because of his experience with and knowledge of corporate governance, regulatory matters and issues applicable to a public company and its board of directors.

Mark D. Ein	49

Mark D. Ein is the non-executive Vice Chairman of our Board of Directors and has been a director of our company since our merger with Capitol Acquisition Corp., or Capitol, in October 2009. From 2007 to 2009, Mr. Ein served as Capitol’s Chief Executive Officer and a member of its board of directors. Mr. Ein is the Founder of Venturehouse Group, LLC, a holding company that creates, invests in and builds companies, and has served as its Chief Executive Officer since 1999. He has also served as the President of Leland Investments, a private investment firm, since 2005. Mr. Ein has also been the Chief Executive Officer and member of the board of directors of Capitol Acquisition Corp. II (NASDAQ:CLAC) since 2010, an acquisition vehicle that completed its initial public offering in May 2013. An entity owned by Mr. Ein is also the majority owner and managing member of Kastle Holding Company LLC, which through its subsidiaries conducts the business of Kastle Systems, LLC, a provider of building and office security systems that was acquired in January 2007. He is the Co-Chairman of Kastle Systems and the founder and owner of the Washington Kastles, the World Team Tennis franchise in Washington, D.C. Mr. Ein is chairman and lead investor of Reed Krakoff Inc., a global luxury clothing and accessories company. Mr. Ein is a director of MACH S.a.r.l., a telecommunications process solutions company and also is the chairman of the board of directors of VSGi, a video conferencing, telepresence, and audio-visual integration company. He serves as chairman of the board of The District of Columbia Public Education Fund, a member of the board of The District of Columbia College Access Program and is on the executive committee of the Federal City Counsel. Mr. Ein received a B.S. in Economics with a concentration in Finance from the University of Pennsylvania’s Wharton School of Finance and an M.B.A. from the Harvard Business School. Mr. Ein was originally appointed as a director pursuant to contractual rights of Capitol granted in the merger with Capitol. We believe Mr. Ein is qualified to serve as a director because of his background as an entrepreneur, investment banker and investor.

Name	Age	Background Information

Stephen G. Kasnet	68

Stephen G. Kasnet is an independent member of our Board of Directors and serves as our lead independent director. Mr. Kasnet has been a director of our company since our merger with Capitol in October of 2009. Mr. Kasnet is also a director of: Columbia Laboratories, Inc., a specialty pharmaceuticals company (NASDAQ: CBRX), where he is chairman of the board and serves on the audit committee; Rubicon Ltd. (NZX: RBC), where he is chairman of the board; and Silver Bay Realty Trust Corp. (NYSE: SBY), where he serves on the audit committee. He was the chairman of Dartmouth Street Capital LLC, a private investment firm, from 2007 through October 2009. He was also the President and Chief Executive Officer of Raymond Property Company LLC, a real estate company, from 2007 through October 2009. From 2000 to 2006, he was President and Chief Executive Officer of Harbor Global Company, Ltd., an asset management, natural resources and real estate investment company, and President of PIOglobal, a Russian real estate investment fund. From 1995 to 1999, Mr. Kasnet was a director and member of the executive committee of The Bradley Real Estate Trust. He was Chairman of Warren Bank from 1990 to 2003. He has also held senior management positions with other financial organizations, including Pioneer Group, Inc., First Winthrop Corporation and Winthrop Financial Associates, and Cabot, Cabot and Forbes. He serves as a director of Tenon Ltd., a wood products company, and serves as a director of First Ipswich Bank. He is also a trustee of the Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts. Mr. Kasnet received a B.A. from the University of Pennsylvania. Mr. Kasnet was originally appointed as a director pursuant to contractual rights of Pine River Capital Management, L.P., or Pine River, granted in the merger agreement with Capitol. We believe Mr. Kasnet is qualified to serve as a director based on his audit committee experience and his past and current experience as a director of public companies.

Jacques R. Rolfo	67

Jacques R. Rolfo is an independent member of our Board of Directors and has served as a director of our company since December 2013. Mr. Rolfo has been a Clinical Professor of Finance & Business Economics at the Fordham Schools of Business since 2010. He has also served as an Adjunct Professor of Finance at Columbia Business School since 2009 and at the New York University Stern School of Business since 2013. In 2009, Mr. Rolfo provided consulting services for Fund Advisory Partners, a financial advisory firm for troubled collaterized loan obligation asset managers. From 2008 to 2009, Mr. Rolfo also provided consulting services for Structured Portfolio Management, LLC, a mortgage backed securities hedge fund. From 1999 to 2007, Mr. Rolfo served as the Chief Executive Officer of CIFG, a de novo bond insurer in the United States and Europe of which he was also a founding member. Prior to 1999, Mr. Rolfo was an Executive Vice President and a founding member of the asset management and structured-product groups of the CDC Group in the United States, including CIMCO, CDC Servicing and CDC Structured Programs, with a focus on mortgage-backed securities and global fixed-income markets. Prior to joining the CDC Group, Mr. Rolfo was the Senior Vice President, founder, and head of Lehman Brothers’ derivative product research group (fixed income) and as an official of the World Bank. Mr. Rolfo received a Diploma of Engineer from the L’Ecole Nationale Supérieure des Mines de Paris, an M.Sc. degree in Mathematics from the Université de Paris, an M.B.A. from the University of Pennsylvania Wharton School of Business, and a Ph.D. in Finance from Stanford University. We believe Mr. Rolfo is qualified to serve as a director of our company because of his extensive knowledge of and career in financial markets.

Name	Age	Background Information

W. Reid Sanders	64

W. Reid Sanders is an independent member of our Board of Directors and has served as a director of our company since our merger with Capitol in October 2009. Since 2010, he has served as a director and member of the audit committee of Mid-America Apartment Communities, Inc., a Delaware REIT that owns and operates apartment complexes (NYSE: MAA). Mr. Sanders currently serves as the President of Sanders Properties, Inc., a real estate company; is a member of the board and compensation committee of Independent Bank, a bank holding company; serves on the Investment Committee at Cypress Realty, a real estate company; and is on the Advisory Board of SSM Venture Partners III, L.P., a private venture capital firm. He is the former chairman at Two Rivers Capital Management, and his former directorships include Harbor Global Company Ltd., an asset management, natural resources and real estate investment company, PioGlobal Asset Management, a Russian private investment management company, The Pioneer Group Inc., a global investment management firm, and TBA Entertainment Corporation, a strategic communications and entertainment marketing company. Mr. Sanders was the co-founder and former Executive Vice President of Southeastern Asset Management, and the former President of Longleaf Partners Mutual Funds, a family of funds in Memphis from 1975-2000. He served as an Investment Officer at First Tennessee Investment Management, the investment management division of First Horizon National Corporation, from 1973-1975. Mr. Sanders worked in Credit Analysis and Commercial Lending at Union Planters National Bank from 1971-1972. Mr. Sanders is a trustee of the Hugo Dixon Foundation, the Dixon Gallery and Gardens, the Hutchison School, The Jefferson Scholars Foundation, and the TN Shakespeare Company, and is a former trustee of Rhodes College and the Campbell Clinic Foundation. He received a Bachelor’s Degree of Economics from the University of Virginia. Mr. Sanders was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Sanders is qualified to serve as a director because of his broad business experience and his expertise with audits and financial statements.

Thomas E. Siering	54

Thomas Siering is our Chief Executive Officer and President and a member of our Board of Directors. Mr. Siering has been a director and executive officer since we were incorporated in May 2009. Since 2012, Mr. Siering has also served as a director on the board of directors of Silver Bay Realty Trust Corp. (NYSE: SBY), which is a real estate investment trust focused on single-family properties for rental income. Mr. Siering is a Partner of Pine River, which is the parent company of our external manager, PRCM Advisers LLC (“PRCM Advisers”), and also serves as a director of the Pine River Foundation. Prior to joining Pine River in 2006, Mr. Siering was head of the Value Investment Group at EBF & Associates, a private investment firm, from 1989 until 2006. During that period, he was also the manager for Merced Partners, LP, a private investment firm, and Tamarack International Limited, a closed end, non-diversified investment management company. Mr. Siering was named a Partner at EBF & Associates in 1997. Mr. Siering joined EBF & Associates in 1989 as a trader. From 1987 to 1989, Mr. Siering held various positions in the Financial Markets Department at Cargill, Inc. From 1981 until 1987, Mr. Siering was employed in the Domestic Soybean Processing Division at Cargill in both trading and managerial roles. Mr. Siering holds a B.B.A. from the University of Iowa with a major in Finance. Mr. Siering was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Siering is qualified to serve as a director because of his investment and trading expertise as well as his knowledge of PRCM Advisers and its affiliate organizations, which helps ensure that adequate resources are devoted to our company by PRCM Advisers.

Name	Age	Background Information

Brian C. Taylor	49

Brian C. Taylor is the Chairman of our Board of Directors. Mr. Taylor has been a director of our company since we were incorporate in May 2009. Mr. Taylor has also served as chairman of the board of directors of Silver Bay Realty Trust Corp. (NYSE: SBY) since 2012. Mr. Taylor is the Chief Executive Officer and Chief Investment Officer of Pine River. Mr. Taylor founded Pine River in 2002 and is responsible for management of the business and oversight of its funds. Prior to Pine River’s inception, Mr. Taylor was with EBF & Associates from 1988 to 2002; he was named head of the convertible arbitrage group in 1994 and Partner in 1997. His responsibilities included portfolio management, marketing, product development and trading information systems development. Mr. Taylor received a B.S. from Millikin University in Decatur, Illinois and an M.B.A. from the University of Chicago. Mr. Taylor passed the Illinois Certified Public Accountant Examination in 1986. Mr. Taylor was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Taylor is qualified to serve as a director because of his investment and trading expertise as well as his knowledge of PRCM Advisers and its affiliate organizations. He is able to help ensure that adequate resources are devoted to the company by PRCM Advisers. Mr. Taylor plays a key liaison role between day-to-day management of the company and our independent directors.

Hope B. Woodhouse	57

Hope B. Woodhouse is an independent member of our Board of Directors and has served as a director of our company since May 2012.  Ms. Woodhouse has over 25 years of experience in the financial services industry at top-ranked, global alternative asset management firms and broker dealers. From 2005 to 2008, she served as Chief Operating Officer and as a member of the management committee for Bridgewater Associates, Inc.  Between 2003 and 2005, Ms. Woodhouse was President and Chief Operating Officer of Auspex Group, L.P., and was Chief Operating Officer and a member of the management committee of Soros Fund Management LLC from 2000 to 2003.  Prior to that, she held various executive leadership positions, including Treasurer of Funds at Tiger Management L.L.C. from 1998 to 2000 and Managing Director of the Global Finance Department at Salomon Brothers Inc. from 1983 to 1998.  She has previously served as a director of Piper Jaffray Companies (NYSE: PJC) and as a member of its audit and compensation committees (2011 until May 2014), Seoul Securities Co. Ltd., Soros Funds Limited and The Bond Market Association.  Ms. Woodhouse also serves on the boards of Bottom Line New York and the United Way Foundation of IRC, is a trustee of the Tiger Foundation, and a member of the investment committee at Phillips Academy, Andover, Massachusetts.  Ms. Woodhouse received an A.B. degree in Economics from Georgetown University and an M.B.A. from Harvard Business School.  We believe Ms. Woodhouse is qualified to serve as a director because of her background in the financial services industry and her experience serving in executive management roles.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Our Board of Directors is committed to maintaining the highest standards of business conduct and corporate governance.  As described more fully below, we have adopted a Code of Business Conduct and Ethics applicable to the conduct of our officers and directors, as well as to the employees of our external manager and its affiliates, PRCM Advisers and Pine River. We have also adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Bylaws and our board committee charters, provide the framework for our corporate governance.

You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Oversight Committee, and certain other of our policies under “Corporate Governance” in the Investors section of our website at www.twoharborsinvestment.com or by writing to our Investor Relations department at Two Harbors Investment Corp., 590 Madison Avenue, 36th Floor, New York, New York 10022.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers and directors and to PRCM Advisers’ and Pine River’s officers, directors and employees when such individuals are acting for us or on our behalf.  Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:

•                  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•                  compliance with applicable governmental laws, rules and regulations;

•                  prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the Code; and

•                  accountability for adherence to the Code of Business Conduct and Ethics.

Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by our Board of Directors or a Committee thereof and will be promptly disclosed as required by law or stock exchange regulations. The Code of Business Conduct and Ethics was adopted by the Board of Directors on October 28, 2009.

Director Independence

NYSE rules require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined that each of E. Spencer Abraham, James J. Bender, Stephen G. Kasnet, Jacques R. Rolfo, W. Reid Sanders and Hope B. Woodhouse qualifies as an independent director.

Board Leadership Structure

Our Board of Directors is led by a Chairman who is appointed by the directors.  Both independent and non-independent directors are eligible for appointment as the Chairman.  The Chairman presides at all meetings of the stockholders and of our Board of Directors.  The Chairman performs such other duties and exercises such powers as from time to time shall be prescribed in our Bylaws or by our Board of Directors.  Our Board of Directors has appointed Mr. Taylor to serve as our Chairman.

Our Corporate Governance Guidelines provide that the independent directors shall appoint a director to serve as the lead independent director.  The lead independent director is responsible for coordinating the activities of the other independent directors, including scheduling and conducting separate meetings of the independent directors and for such other duties as are assigned from time to time by our Board of Directors.  Our independent directors have appointed Mr. Kasnet to serve as our lead independent director.

Our Board of Directors consists of a majority of independent directors and exercises a strong, independent oversight function. All of the Committees of our Board of Directors — Audit, Compensation, Nominating and Corporation Governance, and Risk Oversight Committees, are comprised entirely of independent directors.  A number of board committee processes and procedures, including regular executive sessions of independent directors and a regular review of the performance of PRCM Advisers, our external manager, provide substantial independent oversight of our management’s performance.  Under our Bylaws and Corporate Governance Guidelines, our Board of Directors has the ability to change its structure if it determines that such a change is appropriate and in the best interest of our company.  Our Board of Directors believes that these factors provide the appropriate balance between the authority of those who oversee our company and those who manage it on a day-to-day basis.

We currently separate the roles of Chairman and Chief Executive Officer.  However, our Chairman and our Chief Executive Officer are both affiliated with PRCM Advisers and Pine River.  Our Board of Directors believes that this affiliation benefits our company because these individuals are knowledgeable about our company’s business and because they are able to ensure that adequate resources are devoted to our company by PRCM Advisers and Pine River.

Board Committees

Our Board of Directors has formed four committees, including our Audit, Compensation, Nominating and Corporate Governance, and Risk Oversight Committees, and has adopted charters for each of these Committees.  Each Committee is composed exclusively of directors who meet the independence and other requirements established by the rules and regulations of the SEC and the NYSE listing standards.  Additionally, the Compensation Committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), qualify as outside directors for purposes of Section 162(m).

The following table summarizes the current membership of each of our Committees.

Director	Audit	Compensation	Nominating & Corporate Governance	Risk Oversight
James J. Bender		x	Chair
Stephen G. Kasnet	Chair		x	Chair
Jacques R. Rolfo			x	x
W. Reid Sanders	x	Chair		x
Hope B. Woodhouse	x	x		x

Audit Committee

Our Audit Committee is responsible for engaging our independent registered public accounting firm, preparing Audit Committee reports, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls.

Our Audit Committee is, and will at all times be, composed exclusively of “independent directors” as defined under the NYSE listing standards and who otherwise meet the NYSE listing standards. Each member of our Audit Committee is also financially literate, in that they are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, as a listed company, we must certify that our Audit Committee has and will continue to have at least one member who is financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.  Our Board of Directors has determined that Mr. Kasnet satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Our Audit Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Corporate Governance” in the Investors section of our website at www.twoharborsinvestment.com.

Compensation Committee

The principal functions of our Compensation Committee are to:

•                  evaluate the performance of our executive officers;

•                  in consultation with senior management, establish the company’s general compensation philosophy and review the compensation philosophy of the company’s external manager;

•                  evaluate the performance of our external manager, PRCM Advisers;

•                  review the compensation and fees payable to PRCM Advisers under the Management Agreement dated October 28, 2009, as amended (the “Management Agreement”);

•                  to review the compensation and fees payable to any affiliates of PRCM Advisers or any other related party;

•                  prepare Compensation Committee reports;

•                  make recommendations to our Board of Directors with respect to our company’s incentive compensation plans and equity-based plans; and

•                  administer the issuance of any common stock or other equity awards issued to employees of PRCM Advisers or Pine River, who provide services to us.

Our Compensation Committee also reviews and makes recommendations to our Board of Directors regarding the compensation of our company’s independent directors.  In reviewing and making recommendations on independent director compensation, our Compensation Committee considers, among other things, the following policies and principles:

•                  the compensation that is paid to directors of other companies that are comparable to us;

•                  the amount of time it is likely directors will be required to devote to preparing for and attending meetings of our Board of Directors and the committees on which they serve;

•                  the success of our company;

•                  whether a director is a lead independent director or chairman of one of the committees of our Board of Directors and the time commitment related thereto;

•                  if a committee on which a director serves undertakes a special assignment, the importance of that special assignment to our company and its stockholders; and

•                  the risks involved in serving as a director on our Board of Directors or a member of its committees.

Other than our Chief Executive Officer, who also serves as a director, none of our executive officers are involved in determining independent director compensation levels, although our company’s management may support the Compensation Committee with certain information, data and other resources in connection with its compensation recommendations to our Board of Directors.

Our Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee.  Our Compensation Committee’s purpose and responsibilities are more fully set forth in the Compensation Committee’s charter, which is available under “Corporate Governance” in the Investors section of our website at www.twoharborsinvestment.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for seeking, considering and recommending to our Board of Directors qualified candidates for election as directors and approves and recommends to the full Board of Directors the appointment of each of our executive officers.  It also periodically prepares and submits to our Board of Directors for adoption its selection criteria for director nominees.  It reviews and makes recommendations on matters involving the general operation of our Board of Directors and our corporate governance, and annually recommends to our Board of Directors nominees for each Committee of our Board of Directors.  In addition, the Nominating and Corporate Governance Committee annually facilitates the assessment of our Board of Directors’ performance and report thereon to our Board of Directors.

Our Nominating and Corporate Governance Committee considers the following factors in making its recommendations to the Board of Directors: background experience, skills, expertise, accessibility and availability to serve effectively on the Board of Directors.  The Nominating and Corporate Governance Committee also conducts inquiries into the background and qualifications of potential candidates.

Our Nominating and Corporate Governance Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Corporate Governance” in the Investors section of our website at www.twoharborsinvestment.com.

Risk Oversight Committee

The purpose of our Risk Oversight Committee is to assist our Board of Directors in fulfilling its responsibility to oversee the risks of our company’s investment activities.  This Committee also assists our Audit Committee in reviewing the guidelines and policies that govern the process by which risk assessment and risk management is addressed by the company through its senior management team, Chief Risk Officer and Risk Management Committee.

Our company’s senior management team, Chief Risk Officer and Risk Management Committee are responsible for (i) identifying the material risks to the company and its operations; (ii) creating and implementing appropriate risk management policies, procedures and practices; (iii) integrating the consideration of risk and risk management into the decision-making process of the company; and (iv) measuring risk and monitoring risk levels.

Our Risk Oversight Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Corporate Governance” in the Investors section of our website at www.twoharborsinvestment.com.

Role of Our Board of Directors in Risk Oversight

Our Board of Directors is responsible for oversight of our company’s risk management processes and for understanding the overall risk profile of our company.  Accordingly, our Board of Directors relies upon the Audit Committee and the Risk Oversight Committee to oversee the risks related to our company.  The Risk Oversight Committee assists the Board of Directors in fulfilling its responsibility to oversee the risks of our company’s investment activities.  The Risk Oversight Committee also assists the Audit Committee in reviewing the guidelines and policies that govern the process by which risk assessment and risk management is addressed by the company through its senior management team, Chief Risk Officer and Risk Management Committee.

Pursuant to our Risk Management Policy Manual, the Chief Risk Officer is required to report to our Board of Directors on an annual basis, or more frequently as the circumstances may require or the Board of Directors may request, regarding: (i) our company’s risk management practices; (ii) our company’s compliance with the Risk Management Policy Manual; (iii) breaches and exceptions to the Risk Management Policy Manual; (iv) the membership and composition of the Risk Management Committee; and (v) changes or proposed changes to the Risk Management Policy Manual.

Board Meetings

Our Board of Directors held ten meetings and took action by unanimous written consent five times during 2013. During certain meetings of our Board of Directors, the independent directors also met separately in executive sessions without management present to discuss various matters, including our performance and the performance of PRCM Advisers.  During 2013, our Audit Committee held nine meetings and took action by unanimous written consent one time; our Compensation Committee held nine meetings and took action by unanimous written consent two times; our Nominating and Corporate Governance Committee held three meetings; and our Risk Oversight Committee held three meetings.  Each of our directors attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served during 2013.  Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting.  Each of our then-current directors attended our annual meeting of stockholders held in May 2013.

Director Nomination Process

Our Corporate Governance Guidelines provide the following minimum qualifications for directors in order to be suitable for a position on our Board of Directors:

•                  possession of the highest personal and professional ethics, integrity and values;

•                  the ability to exercise good business judgment and be committed to representing the long-term interests of the company and its stockholders;

•                  having an inquisitive and objective perspective, practical wisdom and mature judgment; and

•                  willingness to devote the necessary time and effort to board of director duties, including preparing for and attending meetings of the Board of Directors and its Committees.

In considering candidates for nomination as a director, the Nominating and Corporate Governance Committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of our Board of Directors.  Although we do not have a formal policy on diversity, our corporate governance guidelines provide that our company shall endeavor to have a Board of Directors representing a diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company.  With respect to the re-nomination of current directors, the Committee considers the foregoing factors as well as past participation in and contributions to the activities of our Board of Directors.

Our Nominating and Corporate Governance Committee will consider candidates recommended for nomination to our Board of Directors by our stockholders. Stockholder recommendations for nominees to the Board of Directors should be submitted in writing to our Secretary.  The manner in which such Committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the Committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate will serve as a director if elected.

Majority Voting for Directors and Director Resignation Policy

Our Bylaws provide that a director nominee will be elected by receiving the affirmative vote of a majority of the votes cast on the election of such nominee on a per nominee basis in an uncontested election (which occurs when the number of director nominees is the same as the number of directors to be elected). If a director nominee who is an incumbent director receives a greater number of votes “against” than votes “for” his or her election and with respect to whom no successor has been elected, such incumbent director shall promptly tender his or her offer to resign to our Board of Directors for its consideration following certification of the stockholder vote.  Within 90 days following certification of the stockholder vote, our Nominating and Corporate Governance Committee shall consider the tendered resignation offer and make a recommendation to our Board of Directors whether or not to accept such offer, and our Board of Directors shall act on our Nominating and Corporate Governance Committee’s recommendation.  In determining whether to accept the resignation, our Nominating and Corporate Governance Committee and Board of Directors may consider any factors they deem relevant in deciding whether to accept a director’s resignation, including, among other things, whether accepting the resignation of such director would cause our company to fail to meet any applicable stock exchange or SEC rules or requirements.  Thereafter, our Board of Directors shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, on a Form 8-K furnished to the SEC. Any director who tenders his or her resignation will not participate in our Nominating and Corporate Governance Committee’s recommendation or our Board of Directors’ action regarding whether to accept the resignation offer.  If our Board of Directors does not accept the director’s resignation, such director will continue to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

In a contested election, the director nominees who receive a plurality of votes cast will be elected as directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to our Board of Directors, regardless of whether they receive a majority of votes cast.

Communications with our Board of Directors

We provide the opportunity for stockholders and all other interested parties to communicate with members of our Board of Directors.  Communications with the independent directors or the chairperson of any of the Committees of the Board of Directors may occur by regular mail or email.  Communications sent by regular mail should be sent to the attention of the Independent Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Risk Oversight Committee, as the case may be, in each instance to Two Harbors Investment Corp., Attention: Secretary, 590 Madison Avenue, 36th Floor, New York, New York 10022. Communications by email should be sent to our Secretary and General Counsel at legal@twoharborsinvestment.com.

Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. The Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board of Directors. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, or does not reasonably relate to us or our business, or is similarly inappropriate. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 of the Exchange Act and not the procedures set forth in the preceding paragraph or the procedures set forth under “Corporate Governance and Board of Directors — Director Nomination Process” above. Nominations for the Board of Directors proposed may only be made in accordance with the procedures set forth in our Bylaws. The procedures set forth in our Bylaws for stockholder proposals, including nominations for our Board of Directors, as well as the procedures set forth in Rule 14a-8 for stockholders proposals are described in “Other Matters — Stockholder Proposals and Director Nominations for 2015 Annual Meeting” in this proxy statement.

Director Compensation

We compensate the independent members of our Board of Directors for their service.  It is our belief that director compensation should:

•                  align the interests of our directors and our stockholders;

•                  ensure our company can attract and retain outstanding director candidates who meet the selection criteria set forth in our Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter; and

•                  reflect the substantial time commitment of our directors necessary to oversee the company’s business.

Generally, it has been our practice to compensate our independent directors with a mix of cash and equity-based compensation.  We do not pay any fees to the non-independent directors serving on our Board of Directors.  However, all members of our Board of Directors are reimbursed for their costs and expenses of serving on the Board of Directors, including costs and expenses of attending all meetings of our Board of Directors and its Committees.  As discussed above, the Compensation Committee Charter provides that the Compensation Committee has the primary responsibility for reviewing and recommending any changes to director compensation. Our Board of Directors reviews the Compensation Committee’s recommendations and determines the amount of director compensation.

Independent Director Compensation for 2013

For the one-year term commencing immediately following the 2013 annual meeting of stockholders and ending at the Annual Meeting, our independent directors, which includes the individuals listed below, earned the following fees for their service:

•                  each independent director received an annual fee $160,000;

•                  the Audit Committee Chair received an additional fee of $15,000; and

•                  the lead independent director received an additional fee of $25,000.

All annual fees noted above are payable half in cash and half in shares of our common stock.  The cash portion of the fee is paid in four equal quarterly installments over the course of the term. The stock portion of the annual director fee is granted under our Restated 2009 Equity Incentive Plan, or the Equity Incentive Plan, on the first business day following the annual meeting of stockholders at which such director is elected.  Directors who are not independent directors, including Mr. Siering, Mr. Taylor, and Mr. Ein, are not paid a fee for service as a director.  The number of shares subject to issuance is determined using on the fair market value of our common stock on the grant date, which is based on the closing market price on the NYSE on the grant date.  Restricted common stock granted to the independent directors prior to the 2012-2013 term vests in three equal annual installments commencing with the first anniversary of the date of grant, so long as such director is serving as a member of our Board of Directors on the vesting date.  Starting with the 2012-2013 term, restricted common stock granted to the independent directors under our Equity Incentive Plan as part of the director fees noted above vest immediately on the grant date.

The following table shows the compensation of our independent directors for services in all capacities to us in the year ended December 31, 2013:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
James J. Bender	$40,000	$80,007	—	$120,007
William B. Johnson	$46,812	$80,007	$11,411	$138,230
Stephen G. Kasnet	$87,500	$100,006	$14,868	$202,374
Peter Niculescu	$65,625	—	$10,930	$76,555
Jacques R. Rolfo	$3,288	$33,975	—	$37,263
W. Reid Sanders	$71,250	$80,007	$12,247	$163,504
Hope B. Woodhouse	$71,250	$80,007	—	$151,257

(1)         This column sets forth the cash fees paid during the year ended December 31, 2013.

(2)         The values in this column were computed in accordance with FASB ASC Topic 718 such that the values in this column are based on the closing market price of our common stock on the NYSE on the grant date of such stock award.  As of December 31, 2013, the aggregate number and value of outstanding stock awards granted to our independent directors, based on the closing market price of $9.28 per share on the NYSE on such date, was as follows: Mr. Kasnet held 1,937 unvested shares of restricted common stock with a year-end value of $17,975; Mr. Sanders held 1,549 unvested shares of restricted common stock with a year-end value of $14,374.

(3)         All other compensation for 2013 represents dividends and distributions on unvested shares of restricted common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee or Nominating and Corporate Governance Committee is or has been employed by us.  None of our executive officers currently serves as a member of our Board of Directors or compensation committee of another entity that has one or more executive officers serving on our Board of Directors or our Nominating and Corporate Governance Committee, except that in 2013 each of Messrs. Taylor, Siering and Roth participated in making compensation decisions for officers and employees of Pine River, PRCM Advisers and their affiliates.

Transactions with Related Persons

Management Agreement with PRCM Advisers LLC

We are party to a Management Agreement with PRCM Advisers, pursuant to which PRCM Advisers provides the day-to-day management of our business, including providing us with our executive officers and all other personnel necessary to support our operations. The Management Agreement requires PRCM Advisers to manage our business in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. The Management Agreement had an initial three-year term, which expired on October 28, 2012, and renews annually for successive one-year terms unless earlier terminated by either us or PRCM Advisers. PRCM Advisers is entitled to receive a termination fee from us under certain circumstances. In exchange for its services, we are obligated to pay PRCM Advisers a management fee as well as reimburse it for certain expenses incurred by it and its affiliates in rendering management services to us.  Mr. Taylor, our Chairman, is Chief Executive Officer and a Partner of Pine River. Mr. Siering, our Chief Executive Officer, and Mr. Roth, our Chief Investment Officer, are each partners of Pine River.  Mr. Farrell, our Chief Financial Officer, and Ms. Sandberg, our General Counsel and Secretary, are each employees of Pine River. The Management Agreement between us and PRCM Advisers was negotiated between related parties in connection with our merger with Capitol, and the terms, including fees and other amounts payable, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

PRCM Advisers entered into a shared facilities and services agreement with Pine River, its parent company, to provide PRCM Advisers with access to personnel, office space, equipment, credit analysis and risk management expertise and processes, information technology and other resources in order for PRCM Advisers to fulfill its obligations under the Management Agreement. The Management Agreement and PRCM Advisers’ shared facilities and services agreement with Pine River are intended to provide us with access to Pine River’s personnel and its experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations, legal and compliance functions and governance.

We incurred charges of $55.9 million for year ended December 31, 2013 related to the Management Agreement, of which $46.0 million was for the base management fee and $9.9 million represented expense reimbursement for general and administrative expenses incurred by the company in the normal course of its operations and certain compensation expenses incurred by PRCM Advisers under the Management Agreement as described in greater detail below.  In connection with the closing of the Contribution Agreement with Silver Bay (discussed below under “Contribution Agreement”), the Management Agreement was amended to revise the definition of “stockholders equity” to exclude from such amount the value of the consideration to be received by Two Harbors LLC in the formation transactions and the Silver Bay initial public offering, and to reduce the base management fee (as defined in the Management Agreement) for the year ended December 31, 2013, by $4.3 million.

The base management fee paid to PRCM Advisers is 1.5% of our stockholders’ equity per annum, calculated and payable quarterly in arrears.  For purposes of calculating the management fee, our stockholders’ equity means the sum of the net proceeds from all issuances of our equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus our retained earnings at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less any amount that we have paid for repurchases of our common stock since inception, and excluding any unrealized gains, losses or other items that do not affect realized net income (regardless of whether such items are included in other comprehensive income or loss, or in net income). This amount will be adjusted to exclude one-time events pursuant to changes in accounting principles generally accepted in the United States of America, or GAAP, and certain non-cash items after discussions between PRCM Advisers and our independent directors and approval by a majority of our independent directors.

As noted above, we reimburse PRCM Advisers for (i) the compensation paid by Pine River to its employees serving as our Chief Financial Officer and General Counsel and other employees of Pine River who are dedicated to our business, including Pine River employees providing us in-house legal, tax, accounting, consulting, auditing, administrative, information technology, valuation, computer programming and development services; and (ii) any amounts for employees of Pine River’s affiliates arising under the shared facilities and services agreement between PRCM Advisers and Pine River.

Contribution Agreement

Our wholly owned subsidiary, Two Harbors Operating Company LLC (“Two Harbors LLC”), entered into a Contribution Agreement in December 2012 with, among other entities, Silver Bay Realty Trust Corp. (“Silver

Bay”).  Silver Bay is managed by an affiliate of our external manager.  Messrs. Siering, Taylor and Kasnet are members of the board of directors of Silver Bay; our former director, Mr. Johnson, was previously a member of the board of directors of Silver Bay; and our former General Counsel, Timothy O’Brien, is the General Counsel of Silver Bay.  Pursuant to the Contribution Agreement, Two Harbors LLC contributed 100% of its equity interests in Two Harbors Property Investment LLC to Silver Bay and took certain other actions in connection with the formation transactions, which occurred simultaneously with the closing of Silver Bay’s initial public offering.  The transaction closed on December 19, 2012.  In exchange for its contribution, Two Harbors LLC received 17,824,647 shares of common stock of Silver Bay (the “Silver Bay Common Stock”) and other consideration.

On March 18, 2013, the special committee of our Board of Directors declared a special dividend of the Silver Bay Common Stock.  The special dividend was distributed on a pro rata basis to our stockholders of record as of the close of business on April 2, 2013.  Our directors and executive officers who are also stockholders of our company received the same pro rata share of Silver Bay Common Stock that our other stockholders received as a result of the special dividend.

Related Person Transaction Policies

Our Audit Committee charter authorizes our Audit Committee to review, approve and oversee any related party transactions involving our company and also authorizes such Committee to develop policies and procedures for its approval of related party transactions.

Our Management Agreement places restrictions on PRCM Advisers from entering into transactions with its related parties.  These limitations include prohibitions on entering into transactions with affiliates of PRCM Advisers that are not approved by a majority of our independent directors in certain circumstances and prohibitions on investing in securities structured by affiliates of PRCM Advisers unless the investment is consistent with our investment guidelines, is approved by at least one independent director, and is made in accordance with applicable law.

STOCK OWNERSHIP

Director Stock Ownership Guidelines

Our directors are encouraged to own shares of our common stock in order to better align their personal interests with the interests of our stockholders.  In furtherance of this objective, our directors are not permitted to sell shares of our common stock if, upon completion of such sale, the shares of our common stock owned by such director would have a value of less than $200,000.

Beneficial Ownership of Director Nominees and Named Executive Officers

Our common stock is listed on the NYSE under the symbol “TWO.” As of March 25, 2014, we had 339 registered holders and approximately 107,561 beneficial owners of our common stock. The following table sets forth information regarding the beneficial ownership of our common stock as of March 25, 2014 (unless otherwise indicated) by each of our executive officers and director nominees and all of such individuals as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any shares of common stock if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Class(2)
Directors
E. Spencer Abraham	0	*
James J. Bender	16,921	*
Mark D. Ein	10,000	*
Jacques R. Rolfo	20,697	*
Stephen G. Kasnet(3)	81,909	*
W. Reid Sanders(4)	76,161	*
Thomas Siering(5)	850,761	*
Brian C. Taylor	100,000	*
Hope B. Woodhouse	13,079	*
Officers
Brad Farrell(6)	186,564	*
William Roth(7)	600,334	*
Rebecca B. Sandberg(8)	79,872	*
All director nominees and executive officers as a group (12 individuals)	2,036,298	*

*                 Represents ownership of less than 1.0% of our outstanding common stock as of March 25, 2014.

(1)         Unless otherwise indicated, the business address of each of the individuals is 590 Madison Avenue, 36th Floor, New York, New York 10022.

(2)         Based on 366,046,045 shares of common stock outstanding as of March 25, 2014.

(3)         Includes 1,937 shares of restricted common stock held by Mr. Kasnet, which will vest on May 18, 2014.

(4)         Includes 1,549 shares of restricted common stock held by Mr. Sanders, which will vest on May 18, 2014.

(5)         Includes 519,034 shares of restricted common stock held by Mr. Siering, of which 256,011 shares were granted on May 29, 2013 and 263,023 shares were granted on February 5, 2014 and, in each case, such shares will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as Mr. Siering complies with the terms and conditions of the award agreement governing his grant.

(6)         Includes 172,564 shares of restricted common stock held by Mr. Farrell, of which were 76,803 shares were granted on May 29, 2013 and 95,761 shares were granted on February 5, 2014 and, in each case, such shares will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as Mr. Farrell complies with the terms and conditions of the award agreement governing his grant.

(7)         Includes 519,034 shares of restricted common stock held by Mr. Roth, of which 256,011 shares were granted on May 29, 2013 and 263,023 shares were granted on February 5, 2014 and, in each case, such shares will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as Mr. Roth complies with the terms and conditions of the award agreement governing his grant.

(8)         Includes 79,266 shares of restricted common stock held by Ms. Sandberg, of which were 40,962 shares were granted on May 29, 2013 and 38,304 shares were granted on February 5, 2014 and, in each case, such shares will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as Ms. Sandberg complies with the terms and conditions of the award agreement governing her grant.

Beneficial Owners of More than Five Percent of Our Common Stock

Based on filings made under Section 13(g) of the Exchange Act, the persons known by us to be beneficial owners of more than 5% of our common stock were as follows:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	19,383,571	(2)	5.31%

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	19,061,771	(3)	5.2%

(1)                     Based on 364,935,168 shares of common stock outstanding as of December 31, 2013.

(2)                     This information is based on a Schedule 13G filed with the SEC on February 6, 2014, by The Vanguard Group, Inc.  Vanguard reported that it has sole voting power with respect to 228,325 shares, sole dispositive power with respect to 19,180,446 shares, and shared dispositive power with respect to 203,125 shares.

(3)                     This information is based on a Schedule 13G/A filed with the SEC on January 30, 2014, by BlackRock, Inc. BlackRock reported sole voting power with respect to 17,673,677 shares and sole dispositive power with respect to all shares reported in the table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock (“10% holders”), file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% holders are required by Item 405 of Regulation S-K to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2013, all reports required to be filed pursuant to Section 16(a) by such executive officers, directors and 10% holders were timely filed except that Mr. Kasnet did not timely file one report with respect to one transaction.

EXECUTIVE OFFICERS

Executive Officers

Our Board of Directors generally appoints our executive officers annually following our annual meeting of stockholders to serve until the meeting of the Board of Directors following the next annual meeting of stockholders. Set forth below is certain information about each of our named executive officers.

Name	Age	Background Information
Thomas E. Siering	54	Thomas E. Siering is our President and Chief Executive Officer. Biographical information for Mr. Siering is provided above under “Proposal 1 — Director Nominees.”

William Roth	56

William Roth is our Chief Investment Officer. Mr. Roth served as our Chief Investment Officer since January 2013 and previously served as our Co-Chief Investment Officer since he joined Pine River in 2009. Mr. Roth has been an employee of Pine River since 2009 and was named a Partner of Pine River in January 2013. Prior to joining Pine River, Mr. Roth was at Citigroup Inc., a financial services organization, and its predecessor firm, Salomon Brothers, Inc., for 28 years where he was named a Director in 1987 and a Managing Director in 1997. From 2004 to 2009, Mr. Roth managed a proprietary trading book at Citigroup with particular focus on mortgage and asset-backed securities. From 1994 to 2004, Mr. Roth was part of the Salomon/Citi New York Mortgage Sales Department. From 1981 to 1994, Mr. Roth managed the Chicago Financial Institutions Sales Group for Salomon Brothers, Inc. He received an M.B.A. with a concentration in Finance from the University of Chicago Graduate School of Business and a B.S. in Finance and Economics from Miami University in Oxford, Ohio.

Brad Farrell	39

Brad Farrell is our Chief Financial Officer and Treasurer.  Mr. Farrell has served as our Chief Financial Officer since January 2012. Mr. Farrell has been an employee of Pine River since 2009 and served as our Controller prior to his appointment as our Chief Financial Officer. Prior to joining Pine River, he was Vice President and Executive Director of External Reporting for GMAC ResCap, a diversified real estate company, from 2007 to 2009. From 2002 to 2007, Mr. Farrell held various positions in finance and accounting with XL Capital Ltd., a public global insurance underwriter, including the establishment of finance and accounting processes in its London based insurance segment. Prior to 2002, he was employed with KPMG LLP where he gained experience managing U.S. GAAP implementation and SEC compliance engagements for foreign filers in the firm’s London practice. Mr. Farrell is a Certified Public Accountant (inactive), and graduated with a B.S.B.A. from Drake University in Des Moines, Iowa.

Rebecca B. Sandberg	42

Rebecca B. Sandberg is our General Counsel and Secretary. Ms. Sandberg has served as our General Counsel since March 2013. Ms. Sandberg has been an employee of Pine River since 2010 and previously served as our Deputy General Counsel and Secretary from May 2012 until March 2013. From 2010 to May 2012, she served as our Senior Counsel. Prior to joining Pine River, Ms. Sandberg was in private practice where she advised clients primarily in the areas of securities laws, mergers and acquisitions, capital markets transactions, corporate governance and general corporate law. From 2007 to 2010, Ms. Sandberg was a Senior Associate at Stoel Rives LLP and from 2006 to 2007 she was a Senior Associate at Fulbright & Jaworski LLP. Prior to that, Ms. Sandberg was an Associate at Lindquist & Vennum PLLP. She received a B.A. from the University of Minnesota and a J.D. from William Mitchell College of Law.

Executive Compensation Overview

As described more fully above under the section titled “Certain Relationships and Related Party Transactions — Transactions with Related Persons — Management Agreement with PRCM Advisers LLC,” we are externally managed by PRCM Advisers under the terms of a Management Agreement, pursuant to which PRCM Advisers provides us with all of the personnel required to manage and operate our business, including our named executive officers, each of whom is either an employee or partner of Pine River, which is the parent company of PRCM Advisers.  Accordingly, as discussed below under “Compensation Discussion and Analysis,” the cash compensation received by our named executive officers is paid by Pine River.  Any equity incentive compensation awarded to our named executive officers is the responsibility of our Compensation Committee and is determined by our Compensation Committee in accordance with our Equity Incentive Plan.

Compensation Discussion and Analysis

This compensation discussion and analysis describes our compensation objectives and policies in relation to compensation received by our named executive officers during the fiscal year ended December 31, 2013.

Compensation Program

As an externally managed company with no employees of our own, we have a hybrid approach to the compensation program for our named executive officers, each of whom is an employee or partner of Pine River:  Pine River is responsible for the cash compensation paid to our named executive officers and our Compensation Committee is responsible for any equity incentive compensation awarded to our named executive officers.

Cash Compensation

Our named executive officers receive cash compensation from Pine River, which may include salaries and performance-based bonuses.  Pine River is solely responsible for making decisions relating to the compensation of our named executive officers based on such factors as Pine River determines is appropriate.  However, Pine River consults with our Compensation Committee concerning the cash compensation that Pine River proposes to pay its employees serving as our Chief Financial Officer and General Counsel, and takes into consideration the interests of the Compensation Committee in ensuring that Pine River’s compensation philosophy is consistent with our objectives.  The source of cash compensation paid by Pine River to our named executive officers is derived from the base management fee we pay to PRCM Advisers under the Management Agreement (through distributions of PRCM Advisers’ income to Pine River) and from expenses we reimburse to PRCM Advisers, including for costs incurred by PRCM Advisers and Pine River relating to the cash compensation Pine River pays to its employees serving as our Chief Financial Officer and General Counsel and certain other employees of Pine River who are dedicated to our business.  See “Certain Relationships and Related Party Transactions — Transactions with Related Persons — Management Agreement with PRCM Advisers LLC” for further discussion of the terms of the Management Agreement, including the base management fee payable to PRCM Advisers thereunder and our expense reimbursement obligations to PRCM Advisers.

Equity Incentive Compensation

In 2013, we added an equity incentive component to our compensation program by granting awards of restricted common stock to our named executive officers to reward them for our company’s performance during 2012.  We had not previously granted equity awards to our named executive officers.  Our Compensation Committee, which consists solely of independent directors, is responsible for overseeing any such equity awards granted pursuant to our Equity Incentive Plan.  Our Compensation Committee approves and recommends all equity awards granted pursuant to our Equity Incentive Plan, which awards are then ratified by our Board of Directors.

The equity compensation paid to our named executive officers is designed to drive and reward corporate performance annually and over the long term.  We periodically review our equity compensation program to ensure it reflects strong governance practices and the best interests of our stockholders, while striving to meet the following core objectives:

•                  Pay for Performance — Our equity compensation program is designed to generate and reward superior individual and collective performance by ensuring that equity compensation is commensurate with the level of achieved company results.

•                  Sustain and Strengthen Our Franchise — We are a specialized company operating in a highly competitive industry, and our continued success depends on retaining our talented executive team.  Our equity compensation program is designed to attract and retain highly qualified executives whose abilities and expertise are critical to our long-term success and our competitive advantage.  Continued success over the long term will create opportunities for our named executive officers through their stock ownership by enabling them to participate in any future appreciation of our stock and receive dividends.

•                  Align Risk and Reward — We are committed to creating an environment that encourages increased profitability for our company without undue risk taking.  We strive to focus our executive officers’ decisions on goals that are consistent with our overall business strategy without threatening the long-term viability of our company.

•                  Align Interests with Stockholders — We are committed to using our equity compensation program to increase executive stock ownership over the long term and focus our named executive officers’ attention on creating value for our stockholders.  We believe that equity ownership directly aligns the interests of our named executive officers with those of our stockholders and encourages our named executive officers to focus on creating long-term stockholder value.

On May 29, 2013, our Compensation Committee and Board of Directors approved the grant of an aggregate of 629,787 shares of restricted common stock under our Equity Incentive Plan to our named executive officers, which awards are set forth in greater detail below under “Grants of Plan-Based Awards.”  Restricted stock awards granted to our named executive officers provide for ratable vesting on an annual basis over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Potential Payments Upon Termination or Change in Control.” Under certain circumstances, our named executive officers may be required to forfeit their respective restricted stock awards pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, applicable stock exchange listing rules, or any clawback or recoupment policy adopted by our Board of Directors or Compensation Committee.  All of the equity awards are treated as issued and outstanding as of the grant date and each named executive officer is entitled to vote the shares and receive dividends as declared and paid thereon.

The restricted stock awards were granted to our named executive officers in recognition of our overall strong growth and financial performance during the fiscal year ended December 31, 2012.  Consistent with our compensation philosophy and objectives discussed above, our Compensation Committee considered a number of key company results in determining whether it was appropriate to grant awards for the fiscal year ended December 31, 2012, including the following:

•                  our GAAP book value increased to $11.54 per diluted share of our common stock at December 31, 2012, which was an increase from $9.03 book value per diluted share of our common stock at December 31, 2011;

•                  our comprehensive income was $1.0 billion for the year ended December 31, 2012, as compared to $46.1 million for the year ended December 31, 2011;

•                  we delivered a total stockholder return of 40% for the year ended December 31, 2012, as compared to a stockholder return of 19% for our sector during the same period as measured by the Pine River Mortgage REIT Index;(1)

•                  our market capitalization grew to approximately $3.3 billion as of December 31, 2012, which was an increase from approximately $1.3 billion as of December 31, 2011; and

•                  our residential mortgage backed securities portfolio grew to approximately $14.0 billion as of December 31, 2012 as compared to approximately $6.4 billion as of December 31, 2011.

When determining the amount of individual equity awards granted to our named executive officers, our Compensation Committee took into account all of the factors described above, as well as the individual’s role and responsibility in attaining the metrics listed above, the individual’s expected and actual job performance, the individual’s ability to influence the outcome of our company’s future performance, and market conditions. Our Compensation Committee considered all of these factors in exercising its discretion to determine the equity awards granted to each named executive officer for his or her performance during 2012.

We have not in the past made equity awards on a fixed schedule to our named executive officers, and our Compensation Committee’s decision whether to approve any equity awards in the future will depend on our

(1) As of December 31, 2012, the Pine River REIT Index included American Capital Agency Corp., Annaly Capital Management Inc., Anworth Mortgage Asset Corporation, Armour Residential REIT Inc., Capstead Mortgage Corporation, Chimera Investments Corporation, Cypress Sharpridge Investments, Inc., Hatteras Financial Corporation, Invesco Mortgage Capital, MFA Financial, Inc., PennyMac Mortgage Investment Trust, Redwood Trust, Inc. and Two Harbors Investment Corp.

company’s performance, market trends and practices, expense implications, tax efficiencies or other considerations in the Compensation Committee’s sole discretion.

Role of Compensation Consultant in Compensation Decisions

Our Compensation Committee engaged Frederic W. Cook & Co., Inc., or FWC, as its independent compensation consultant. Our Compensation Committee considers advice and recommendations received from FWC regarding compensation matters, including decisions made with respect to director compensation and executive equity compensation.  FWC does not provide services to our company other than the advice it provides to our Compensation Committee, and FWC has advised our Compensation Committee that the fees and direct expenses received from us during 2013 were immaterial as a percentage of FWC’s income for the period.  FWC also has advised us that neither it nor, to its knowledge, any member of its consulting team serving our Compensation Committee owns any shares of our common stock.  After considering the foregoing, as well as FWC’s conflict of interest policies and procedures and the lack of known business and personal relationships between FWC, its team members servicing our Compensation Committee and its members, and our named executive officers, our Compensation Committee concluded that FWC’s work for it does not raise any conflict of interest concerns.

Role of Named Executive Officers in Equity-Based Compensation Decisions

Our Compensation Committee makes all equity-based compensation decisions related to our named executive officers.  Our Compensation Committee receives input from Mr. Siering, our Chief Executive Officer, regarding the equity compensation and performance of named executive officers other than himself, including recommendations as to the equity compensation levels that he believes are commensurate with an individual’s job performance, skills, experience, qualifications, criticality to our company, as well as with our compensation philosophy, external market data and considerations of internal equity.  Mr. Siering regularly attends meetings of our Compensation Committee, except when our Compensation Committee is meeting in executive session or when his own equity compensation arrangements are being considered.  Our Compensation Committee communicates its views and decisions regarding equity compensation arrangements for our named executive officers to Mr. Siering, whom is generally responsible for implementing such arrangements.

Tax Treatment of Compensation

Section 162(m) disallows a federal income tax deduction for any publicly held corporation with respect to individual compensation exceeding $1 million in any taxable year paid to a corporation’s chief executive officer and each of the corporation’s three other most highly compensated executive officers, other than its chief financial officer, unless the compensation is “performance-based” as defined under Section 162(m).  Because we do not have any employees, we do not believe that Section 162(m) is applicable to us and therefore we do not currently consider the effects of Section 162(m) on the compensation paid to our named executive officers by our external manager or the degree to which it would be advisable to structure the amount and form of equity compensation to our named executive officers so as to maximize our ability to deduct it.  If we were to determine that Section 162(m) was applicable to us, our Compensation Committee retains the discretion to provide compensation in an amount or form that would not be deductible under Section 162(m) in circumstances under which it believes the exercise of such discretion would be in the best interest of our company.

Compensation Committee Consideration of 2013 Vote on Executive Compensation

At our 2013 annual meeting of stockholders, our advisory vote on executive compensation received “for” votes representing approximately 97% of votes cast.  In determining the equity compensation paid to our named executive officers during 2013, our Compensation Committee generally considered the results of such vote.  While continuing to look for ways to improve our executive compensation program, our Compensation Committee noted the significant support received in the previous advisory vote on executive compensation and considered it an endorsement of its handling of executive compensation matters. In an effort to continually align executive compensation with the interests of our stockholders, our Compensation Committee determined it was important to add an equity incentive component to our compensation program.  We currently plan to hold an advisory vote on executive compensation each year.

Compensation Risk Assessment

We believe that our compensation policies and practices are aligned with the interests of our stockholders and do not create risks that are reasonably likely to have a material adverse effect on our company.  We do not believe that our fee arrangement with PRCM Advisers or the equity awards granted by us to our named executive officers encourages inappropriate risk taking.

As noted above, we are externally managed by PRCM Advisers pursuant to the terms of the Management Agreement and all decisions regarding cash compensation, including salaries and performance based bonuses, paid to our named executive officers are made by Pine River.  The source of such cash compensation paid by Pine River to our named executive officers is derived from the base management fee we pay to PRCM Advisers under the Management Agreement (through distributions of PRCM Advisers’ income to Pine River) and from expenses we reimburse to PRCM Advisers, including for costs incurred by PRCM Advisers and Pine River relating to the cash compensation Pine River pays to its employees serving as our Chief Financial Officer and General Counsel and certain other employees of Pine River who are dedicated to our business.  The base management fee under the Management Agreement is calculated based on a fixed percentage of stockholder equity and is payable quarterly. Calculation of the base management fee is not primarily dependent upon our financial performance or the performance of our named executive officers, thus the base management fee does not create an incentive for our management to take excessive or unnecessary risks. Specifically, the use of stockholders’ equity to calculate the base management fee does not result in leveraged pay-out curves, steep pay-out cliffs, or set unreasonable goals and thresholds, each of which can promote excessive and unnecessary risks.  Our independent directors review PRCM Advisers’ performance and the base management fee quarterly, providing a check upon any improper effort by our management to increase compensation payments indirectly via the pass-through of costs. We will continue to have certain costs allocated to us by PRCM Advisers for compensation, data services and proprietary technology, but most direct expenses with third-party vendors are paid directly by us. The base management fee itself cannot be increased or revised without the approval of our independent directors. The Management Agreement provides for annual renewals and for termination for cause. Although termination under the foregoing circumstances may require the payment of a significant termination fee, we believe it is still a deterrent against excessive and unnecessary risk taking. See “Certain Relationships and Related Party Transactions — Transactions with Related Persons — Management Agreement with PRCM Advisers LLC” for further discussion of the terms of the Management Agreement, including the base management fee payable to PRCM Advisers thereunder and our expense reimbursement obligation to PRCM Advisers.

In 2013, we granted equity awards to our named executive officers pursuant to our Equity Incentive Plan.  Restricted stock awards granted to our executive officers generally provide for ratable vesting over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Potential Payments Upon Termination or Change in Control.”  We believe that the vesting restriction is an important retention device and encourages our named executive officers to focus on sustaining our company’s long-term performance and delivering total return to our stockholders rather than encouraging decisions that result in a short-term benefit for our company.

Employment Agreements

We do not have any employment agreements with any of our named executive officers.

Pension Benefits or Nonqualified Deferred Compensation

We do not provide any of our named executive officers with pension benefits or nonqualified deferred compensation plans.

Summary Compensation Table

The following table summarizes the equity compensation paid to our named executive officers during the fiscal year ended December 31, 2013:

Name and Principal Position	Year	Restricted Stock Awards(1)	All Other Compensation(2)	Total(3)
Thomas E. Siering, President and Chief Executive Officer	2013	$2,875,004	$217,609	$3,092,613

William Roth, Chief Investment Officer	2013	$2,875,004	$217,609	$3,092,613

Brad Farrell, Chief Financial Officer and Treasurer	2013	$862,498	$65,283	$927,781

Rebecca B. Sandberg, General Counsel and Secretary	2013	$460,003	$34,818	$494,821

(1)         See also “Grants of Plan-Based Awards” below. The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of the applicable award agreement.  The values in this column are based on the closing market price of our common stock on the NYSE on the grant date, which was May 29, 2013.

(2)         All Other Compensation paid during 2013 represents dividends and distributions on unvested shares of restricted common stock.

(3)         Because we do not pay cash compensation to our named executive officers, any such compensation paid to our named executive officers by Pine River is not included in this Summary Compensation Table.

Grants of Plan-Based Awards

We adopted our Equity Incentive Plan, which was approved by our stockholders on May 21, 2013, to provide incentive compensation to attract and retain qualified directors, officers, advisers, consultants and other personnel, including PRCM Advisers, its affiliates and employees of PRCM Advisers and its affiliates. Our Equity Incentive Plan is administered by our Compensation Committee and permits grants of restricted common stock, phantom shares, dividend equivalent rights and other equity awards.  In May 2013, our Compensation Committee authorized the issuance of an aggregate 1,020,969 shares of restricted common stock to our named executive officers and certain other employees of Pine River who are dedicated to our business.  Our Compensation Committee is authorized to issue up to 3,000,000 shares of our common stock pursuant to our Equity Incentive Plan.  As of December 31, 2013, 1,828,606 shares of our common stock remained available for future issuance pursuant to our Equity Incentive Plan.

The following table summarizes each equity award granted to our named executive officers pursuant to our Equity Incentive Plan during the fiscal year ended December 31, 2013:

Name	Grant Date	All Other Stock Awards: Number of Shares(1)	Grant Date Fair Value of Stock Awards(2)
Thomas E. Siering	5/29/2013	256,011	$2,875,004
William Roth	5/29/2013	256,011	$2,875,004
Brad Farrell	5/29/2013	76,803	$862,498
Rebecca B. Sandberg	5/29/2013	40,962	$460,003

(1)         See also “Summary Compensation Table” above. The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of the applicable award agreement.

(2)         The values in this column are based on the $11.23 closing market price of our common stock on the NYSE on the grant date, which was May 29, 2013.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning unvested restricted stock awards for each named executive officer as of December 31, 2013.

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock Not Yet Vested(1)	Market Value of Shares or Units of Stock Not Yet Vested(2)
Thomas E. Siering	5/29/2013	256,011	$2,375,782
William Roth	5/29/2013	256,011	$2,375,782
Brad Farrell	5/29/2013	76,803	$712,732
Rebecca B. Sandberg	5/29/2013	40,962	$380,127

(1)         The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of the applicable award agreement.

(2)         The values in this column are based on the $9.28 closing market price of our common stock on the NYSE on December 31, 2013.

Potential Payments Upon Termination or Change in Control

Our Equity Incentive Plan and the restricted stock award agreements with our named executive officers provide for accelerated vesting of any unvested restricted stock awards in the event of termination of service without cause or due to death or disability and, potentially, in connection with a change in control of our company.  The following table sets forth estimates of the potential benefits to our named executive officers in connection with such circumstances, assuming such event occurred on December 31, 2013 and assuming our Compensation Committee exercised its discretion to accelerate vesting of unvested restricted stock awards upon a change in control.  The actual payments due upon the occurrence of certain events could materially differ from the estimates provided in the table if such events occur on a different date.

Name	Value of Vesting Restricted Stock(1)
Thomas E. Siering	$2,375,782
William Roth	$2,375,782
Brad Farrell	$712,732
Rebecca B. Sandberg	$380,127

(1)         Comprised of all outstanding shares of restricted stock held by such named executive officer that had not vested as of December 31, 2013.  The values in this column are based on the $9.28 closing market price of our common stock on the NYSE on December 31, 2013.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management of the company the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussion, the Compensation Committee recommends that the “Compensation Discussion and Analysis” be included in the company’s proxy statement for the 2014 Annual Meeting of Stockholders.

By the Compensation Committee:

W. Reid Sanders, Chairman

James J. Bender

Hope B. Woodhouse

PROPOSAL 2: ADVISORY VOTE RELATING TO EXECUTIVE COMPENSATION

The SEC adopted rules pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act require public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals.

As more fully described under the sections of this proxy statement entitled “Executive Officers” and “Certain Relationships and Related Party Transactions,” we are externally managed by PRCM Advisors pursuant to the Management Agreement between us and PRCM Advisers and consequently, we do not have any employees and have not paid any cash compensation directly to any of our named executive officers.  Each named executive officer’s compensation is comprised of cash compensation paid to them directly by the parent company of our external manager, Pine River, and equity awards granted by our company pursuant to our Equity Incentive Plan.  The amount of cash compensation paid to each named executive officer is determined by and is the responsibility of Pine River and the amount of the equity awards granted to each named executive officer is determined by our Compensation Committee.  For more information regarding our executive compensation, please see “Executive Officers” above.

We are required by Section 14A of the Exchange Act to seek an advisory vote from our stockholders to approve the compensation of our named executive officers listed under “Executive Officers” in this proxy statement.  At the 2013 annual meeting of stockholders, we provided our stockholders with an opportunity to cast an advisory vote regarding our executive compensation.  At that meeting, the stockholders strongly approved the proposal, with more than 97% of the votes cast voting in favor of the proposal.  Similar to last year, at the 2014 Annual Meeting, we are asking you to vote “FOR” the adoption of the following resolution:

“RESOLVED: That the stockholders of the company approve, on a non-binding advisory basis, the compensation paid to the company’s executive officers, as disclosed in the company’s proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and related narrative discussions in the proxy statement.”

Because this say-on-pay vote is advisory in nature, it is not binding on us, our Board of Directors, our Compensation Committee, PRCM Advisers or Pine River.  Our Board of Directors has determined that our company will hold an advisory vote on executive compensation on an annual basis until we hold the next vote regarding the frequency of stockholder votes on executive compensation, which will be held at our annual meeting of stockholders in May 2017.  The next advisory vote on executive compensation will be held at our next annual meeting of stockholders in May 2015.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE RELATED TO EXECUTIVE COMPENSATION.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.  Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.  In the event stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee.  Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company.  A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT AND AUDITOR FEES

Audit Committee Report

The Board of Directors has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, W. Reid Sanders, and Hope B. Woodhouse.  Mr. Kasnet serves as chairman of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the NYSE listing standards and SEC rules.  The Board of Directors has determined that Mr. Kasnet satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations promulgated by the SEC.

The Audit Committee’s responsibility is one of oversight as set forth in its charter, which is available on our website at www.twoharborsinvestment.com. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. Our independent registered public accounting firm is responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent registered public accounting firm for 2013.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB.

The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by the PCAOB regarding Ernst & Young LLP’s communication with the Audit Committee concerning independence, and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2013, be included in our Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Audit Committee also has recommended the appointment of Ernst & Young LLP to serve as the company’s independent registered public accounting firm for the year ending December 31, 2014.

By the Audit Committee:

Stephen G. Kasnet, Chairman

W. Reid Sanders

Hope B. Woodhouse

Use of Audit Committee Report

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act.

Auditor Fees

We retained Ernst & Young LLP to audit our consolidated financial statements for the years ended December 31, 2013. We also retained Ernst & Young LLP, as well as other accounting and consulting firms, to provide various other services in 2013.

The table below presents the aggregate fees billed to us for professional services performed by Ernst & Young LLP for the years ended December 31, 2013 and 2012:

	Year Ended December 31,
	2013	2012
Audit fees(1)	$792,750	$758,000
Audit-related fees(2)	82,200	14,000
Tax fees(3)	169,948	182,650
Total principal accountant fees	$1,044,898	$954,650

(1)                                 Audit fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and common stock offerings, attest services, consents to the incorporation of the Ernst & Young LLP audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(2)                                 Audit-related fees pertain to assurance and related services that are traditionally performed by the principal accountant, including accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews and consultation concerning financial accounting and reporting standard.

(3)                                 Tax fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

Auditor Services Pre-Approval Policy

The services performed by Ernst & Young LLP in 2013 were pre-approved by our Audit Committee in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all auditing and non-auditing services be reviewed and approved by the Audit Committee in advance of their formal initiation.

OTHER MATTERS

Meeting Matters

Our Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting.  However, on all matters properly brought before the meeting by our Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote on such matters in their discretion.

Stockholder Proposals and Director Nominations for 2015 Annual Meeting

Our 2015 Annual Meeting is expected to be held on or about May 19, 2015.  If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2015 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Two Harbors Investment Corp., 590 Madison Avenue, 36th Floor, New York, New York 10022, on or before December 3, 2014.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. We suggest such proposals be submitted by certified mail, return receipt requested.  Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

Stockholders may (outside of Rule 14a-8) nominate candidates for election to the Board of Directors or propose business for consideration at our 2015 Annual Meeting under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting; (ii) by or at the direction of our Board of Directors; or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws.  Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, any such nomination or proposal must include the information required by our Bylaws.  Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2015 Annual Meeting of Stockholders must notify us in writing of such proposal by December 3, 2014, but in no event earlier than November 3, 2014.

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC, will be sent to any stockholder, without charge, upon written request to Two Harbors Investment Corp., Attention: Investor Relations, 590 Madison Avenue, 36th Floor, New York, New York 10022. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC’s website, www.sec.gov, or on our website at www.twoharborsinvestment.com.  Our 2013 Annual Report, which contains information about our business, but is not part of our disclosure deemed to be filed with the SEC, is also available on our website at www.twoharborsinvestment.com.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000206789_1 R1.0.0.51160 TWO HARBORS INVESTMENT CORP. 590 Madison Avenue, 36th Floor New York, NY 10022 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 19, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 19, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 1. Election of Directors 01 E. Spencer Abraham 02 James J. Bender 03 Mark D. Ein 04 Stephen G. Kasnet 05 Jacques R. Rolfo 06 W. Reid Sanders 07 Thomas E. Siering 08 Brian C. Taylor 09 Hope B. Woodhouse The Board of Directors recommends you vote FOR Proposals 2 and 3. For Against Abstain 2. Advisory vote on the compensation of our executive officers. For Against Abstain 3. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2014. NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000206789_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . TWO HARBORS INVESTMENT CORP. Annual Meeting of Stockholders May 20, 2014 11:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby authorizes and appoints Thomas E. Siering and Rebecca B. Sandberg, and each of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Pierre Hotel, 2 East 61st Street, New York, NY 10065, on Tuesday, May 20, 2014, at 11:00 a.m. Eastern Daylight Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominess for director, FOR the advisory vote on executive compensation, FOR ratification of the appointment of auditors, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the notice and proxy statement relating to the Annual Meeting of Stockholders. Continued and to be signed on reverse side